Exhibit 10.17

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

PATENT LICENSE AGREEMENT

(Human Diagnostic Services)

Attachments:

Attachment I	List of Licensed Technology

Attachment II	Combination Services

Attachment III	Summary Royalty Report Form

Attachment IV	Collection Rate

PATENT LICENSE AGREEMENT

(Human)

This Agreement is made by and between

Roche Molecular Systems, Inc., 4300 Hacienda Drive, Pleasanton, California 94588

(hereafter referred to as “RMS”)

and

CardioDx, Inc., 2500 Faber Place, Palo Alto, California 94303

(hereafter referred to as “LCE”)

hereafter individually referred

to as a “Party” or collectively as “The Parties”

********

BACKGROUND

A.                                          RMS owns and has the right to grant licenses to practice under certain United States Patents describing and claiming, inter alia, nucleic acid amplification processes known as polymerase chain reaction (“PCR”), homogeneous PCR, and RT-PCR (“reverse transcription PCR”).

B.                                          LCE desires to obtain a non-exclusive license from RMS to use the Licensed Technology to perform certain PCR-based human, in vitro clinical laboratory services, and RMS is willing to grant such a license to LCE on the terms and subject to the conditions provided exclusive in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, RMS and LCE agree as follows:

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1.                                      Definitions

For the purpose of this Agreement, and solely for that purpose, the terms set forth hereinafter shall be defined as follows:

1.1                               The term “Affiliate” shall mean with respect to a given Party:

a)                                     an organization which, directly or indirectly, controls such party;

b)                                     an organization which is, directly or indirectly, controlled by such Party; or

c)                                      an organization which is controlled, directly or indirectly, by the ultimate parent company which controls, directly or indirectly, such Party.

For purposes of this paragraph, “control” shall mean the ownership of fifty percent (50%) or more of the voting stock or equity interests of an organization or otherwise having the power to govern or direct the financial and the operating policies or to appoint the management of such organization.

With respect to RMS, the term “Affiliate” shall not include Genentech, Inc., 1 DNA Way, South San Francisco, California 94080-4990, U.S.A. (“Genentech”) nor Chugai Pharmaceutical Co., Ltd, 1-9, Kyobashi 2-chome, Chuo-ku, Tokyo, 104-8301 Japan (“Chugai”), unless and until RMS notifies LCE in writing that one or both of such entities are to be included as an Affiliate of RMS.

1.2                               “Combination Service” shall mean a Licensed Service offered in combination with a non-Licensed Technology based test and/or together with a non-testing service(s) such as a specialized interpretive service or a consultative service (e.g., genetic counseling) as part of a package, where the Licensed Service is not separately billed.

1.3                               “Diagnostic Product” shall mean an assemblage of reagents, including but not limited to reagents packaged in the form of a kit, useful in performing a Licensed Service.

1.4                               “Effective Date” shall mean the date on which the last signatory to this Agreement signs this Agreement.

1.5                               “Licensed Field” shall mean the field of clinical laboratory services that detect the presence, absence and/or quantity of a nucleic acid sequence for the detection, diagnosis, confirmation, prognosis, management and/or treatment of a human disease or condition, including, but not limited to, such services: to identify predisposition to disease, disease susceptibility, confirm disease, predict therapeutic effectiveness or monitor disease progress; used in the course of human clinical trials related to diagnostic products; and for tissue transplant typing, including testing performed on animal tissue intended for use in

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xenotransplantation.  Licensed Field shall specifically exclude any services performed for the screening of blood and/or blood products.

1.6                               “Licensed Service(s)” shall mean the performance by LCE of an in vitro procedure within the Licensed Field which utilizes the Licensed Technology.  Licensed Services include, but are not limited to, any combination of the steps of collecting a sample for analysis, isolating nucleic acid sequences from the sample, amplifying one or more desired sequences, analyzing the amplified material, including sequence analysis, and reporting the results.

1.7                               “Licensed Technology” shall mean, subject to the following limitations, the Valid Claims of the United States patents listed in Attachment I to this Agreement and any reissue or reexamination patents thereof.  No rights under any kit claims of such patents are included in this definition or licensed under this Agreement.  With the exception of the reaction mixture claims of United States Patents Nos. 5,804,375, 5,693,517, 5,476,774 and 6,127,155, the plasmid claims of the 5,476,774 patent, the primer claims of United States Patent No. 5,573,906, and the probe claims of United States Patent No. 5,110,920, no rights under any apparatus, device, composition of matter, reagent or substance claims of such patents are included in this definition or licensed under this Agreement.

1.8                               “Net Service Revenues” shall mean the gross invoice price for the Licensed Services performed by LCE (or the fair market value for any nonmonetary consideration which LCE agrees to receive in exchange for Licensed Services), less the following deductions where they are factually applicable and are not already reflected in the gross invoice price:

a)                                     discounts allowed and taken, in amounts customary in the trade (which shall include the difference between the dollar amount charged by LCE for a Licensed Service and the Medicare and/or Medicaid Limits of Allowance and/or reimbursement limitations of a Third Party insurance program); and

b)                                     actual bad debt which bad debt LCE can prove and document that it was reasonable and diligent in its efforts to collect payment.

1.8.1                     The Net Service Revenues of those Licensed Services that are performed by LCE for any person, firm or corporation controlling, controlled by or under common control with LCE, or enjoying a special course of dealing with LCE, shall be determined based on the average selling price of such Licensed Services to all Third Parties during the period in question.

1.8.2                     It is hereby understood and agreed that, to the extent feasible, Licensed Services and Combination Services shall at all times be invoiced, listed and billed by LCE as a separate item in LCE’s invoices, bills and reports to customers.  Net Service Revenues for determining royalties with respect to a Licensed Service which is part of a Combination Service shall be determined by multiplying the gross invoice price of the Combination Service, less applicable deductions, by the appropriate fraction in Attachment II hereto.

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The fraction specified in Attachment II for a particular Licensed Service included in a Combination Service shall be set by RMS after consultation with LCE, as accurately reflecting the value contributed by the Licensed Service to the overall value of the Combination Service as offered by LCE, and as provided in Section 2.4.  Attachment II hereto shall be modified as new Combination Services are identified and new royalty-bearing fractions set, and as set forth in Section 2.4.

1.9                               “Territory” shall mean the United States and its possessions and the Commonwealth of Puerto Rico.

1.10                        “Third Party” shall mean an entity other than an Affiliate of either Party to this Agreement.

1.11                        “Valid Claim” shall mean a claim of a patent which has not expired or been disclaimed, cancelled, held invalid or held unenforceable by a decision of a court or other governmental agency of competent jurisdiction, from which no further appeal is possible or has been taken within the time period provided under applicable law for such an appeal.

2.                                      Grant

2.1                               Grant.  Upon the terms and subject to the conditions and restrictions of this Agreement, RMS hereby grants to LCE, and LCE hereby accepts from RMS, a royalty-bearing, non-exclusive, personal, non-transferable license under the Licensed Technology solely to perform Licensed Services within the Territory.

2.2                               Performance of Licensed Services Only.  The Licensed Technology may be used solely for the performance of Licensed Services and for no other purpose whatsoever, and no other right, immunity or license is granted to LCE expressly, impliedly or by estoppel.

2.3                               Personal License.  LCE expressly acknowledges and agrees that the license granted hereunder is personal to LCE alone and LCE shall have no right to sublicense, assign or otherwise transfer or share its rights under the foregoing license.

2.4                               Combination Service(s).  For each Combination Service that LCE intends to offer pursuant to this Agreement, and at least sixty (60) days before LCE intends to offer any such Combination Service, LCE shall:

a)                                     notify RMS of such proposed Combination Service, such notice to include a complete and detailed description of the proposed Combination Service; and

b)                                     obtain from RMS a duly authorized agreement, in the form of Attachment II hereto, for such Combination Service, which agreement shall indicate the fraction or percentage of the package price of such Combination Service, less appropriate deductions, on which royalties shall be paid hereunder.

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For any Combination Service(s) for which LCE has not satisfied the criteria set forth in subsections (a) and (b) above, the royalty payable on such Combination Service shall be assessed on 100% of the package price of such Combination Service, less applicable deductions.  As to all other Licensed Services offered by LCE which are not part of a Combination Service, LCE agrees to inform RMS of the availability from FLCE of each such Licensed Service within thirty (30) days after LCE commences offering the Licensed Service.

2.5                               Credit for Licensed Technology Rights.  RMS hereby grants to LCE the right and LCE accepts and agrees to credit RMS as the source of its Licensed Technology rights in LCE’s promotional materials and any other materials intended for distribution to Third Parties as follows:

“This service is performed pursuant to an agreement with Roche Molecular Systems, Inc.”

3.                                      Additional Limitations and Acknowledgment Regarding Diagnostic Products

LCE acknowledges and agrees that the license rights granted hereunder are for the performance of Licensed Services only and do not include any right to make, have made, import, offer to sell or sell any products, including apparatuses, devices, PCR reagents, kits or Diagnostic Products.  LCE further acknowledges and agrees that RMS and its Affiliates are in the business of providing clinical laboratory testing services and the commercial sale of diagnostic testing systems, kits and reagents and therefore may compete directly with LCE’s business.

4.                                      Royalties, Records and Reports

4.1                               Royalties.  For the rights and privileges granted under Section 2.1 of this Agreement, LCE shall pay to RMS royalties equal to [… * …] of LCE’s Net Service Revenues.

No royalty is due on PCR-based assays performed solely for the purpose of evaluating a procedure to be used as a Licensed Service after validation).

No royalty is due on assays performed with Roche labeled diagnostic kits or Third Party diagnostics kits licensed by Roche, which convey human diagnostic label license rights to end users.

4.2                               Reports.  LCE shall deliver to RMS, within forty-five (45) days after the end of and for each quarterly calendar period during the Term, i.e. the three (3) month periods that are January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31 (each a “Reporting Period”), a true and accurate royalty report (“Royalty Report”).  Each Royalty Report shall indicate the number of Licensed Services performed during the relevant Reporting Period and the detail specified on the “Summary Royalty Report,” a copy of which is attached hereto as Attachment III, or on a form generated by LCE which duplicates the format of the Summary Royalty Report.  If no royalties are due for a given Royalty Period, it shall be so reported.  The correctness and

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completeness of each Royalty Report shall be attested to in writing by an authorized representative of LCE.

In the event LCE is unable to calculate Net Service Revenues as prescribed in Section 1.8, LCE shall so inform RMS, and upon RMS’s written consent, LCE shall calculate royalties as follows:

Upon receipt by RMS of satisfactory documentation verifying LCE’s actual percentage of gross billings for Licensed Services and/or Combination Services collected for LCE’s most recently ended fiscal year (the “Collection Rate”), subject to the provisions of Section 2.4 above, LCE shall be permitted to calculate Net Service Revenues taking into account the Collection Rate.  As of the Effective Date, LCE hereby represents and confirms to RMS that its Collection Rate for its fiscal year ending  NA  was  NA  percent ( NA %), which rate is specified in Attachment IV.  During the Term of this Agreement, and within ninety (90) days after the end of each LCE fiscal year, LCE shall deliver to RMS satisfactory documentation that verifies the then Collection Rate.  If LCE’s Collection Rate varies by at least five percent (5%) from the rate stated in Attachment IV, RMS shall amend Attachment IVV accordingly.  Should LCE fail to provide the required updated documentation, LCE shall calculate Net Service Revenues and royalties due as prescribed in Sections 1.8 and 2.4 for the remaining Term of the Agreement.

Simultaneously with the delivery of each Royalty Report, LCE shall pay to RMS the royalty due under this Agreement for the period covered by such report.  All payments due RMS hereunder shall be payable in United States currency and sent together with the Royalty Report by the due date to the following address:

Roche Molecular Systems, Inc.

P.O. Box 120216

Dallas, Texas 75312-0216

or to any other address that RMS may advise in writing.

4.3                               Inspection.  Within ten (10) days after RMS’s written request to LCE, an accounting firm selected by RMS (including, but not limited to, RMS’s normal certified public accounting firm), may, at RMS’s own expense (except as provided below), inspect the records, books of account and any other materials of LCE pertaining to the transactions and matters contemplated by this Agreement and/or the Royalty Reports required in Section 4.2 above, provided that any accounting firm will hold such records in strict confidence, except as necessary to report to RMS and LCE on LCE’s compliance with the terms, conditions and restrictions of this Agreement.  If such an inspection shows an underpayment by LCE to RMS by more than ten percent (10%) for any Reporting Period, LCE will pay, in addition to the amount due, plus interest, the accounting firm’s reasonable fees and expenses.

4.4                               Prior Licensed Services.  Licensed Services performed by LCE prior to execution of this Agreement shall be subject to the royalties described in this Agreement and shall be reported and due to RMS with the first Royalty Report due provided under Section 4.2; provided,

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however, that where this Agreement replaces an existing license agreement, the royalty obligations of LCE under this Agreement commence the first day of the month in which this Agreement is executed.

4.5                               Past Due Amounts Bear Interest.  If LCE shall fail to pay any amount specified under this Agreement by the due date thereof, the amount owed shall bear interest at the lower of (i) the Citibank, N.A. base lending rate (aka, the “Prime Rate”), or (ii) the maximum rate allowed by applicable law, from the due date until paid.

4.6                               Survival.  The provisions of this Section 4 shall survive any termination or expiration of this Agreement.

5.                                      Technology Notification

5.1                               Notification.  With respect to any invention, improvement or discovery (hereinafter referred to as “Discoveries” in this Section) of LCE made after entering into this Agreement and resulting from work conducted under or in conjunction with this Agreement and being applicable to the Licensed Technology, if LCE decides to license said Discoveries to Third Parties, then LCE agrees to provide to RMS, unless not possible due to LCE’s pre-existing commitments to Third Parties relating to said Discoveries, a reasonable opportunity to negotiate a license to use said Discoveries in PCR-based Diagnostic Products and services.  Such Discoveries may include, but are not limited to, improvements of the Licensed Technology or in the performance of Licensed Services, modifications to or new methods of performing the Licensed Services, including the automation of the PCR process or of the Licensed Services.

5.2                               Agreement re Discovery.  Any agreement reached between The Parties as a result of LCE’s notification to RMS of a Discovery pursuant to Section 5.1 hereto shall be upon terms and conditions negotiated in good faith by The Parties.

6.                                      Diligence

LCE shall exercise reasonable diligence in developing, testing, validating, documenting, promoting and performing the Licensed Services.  In the course of such diligence, LCE shall implement appropriate procedures and take appropriate steps including, upon reasonable written request of RMS, furnishing RMS with representative copies of all promotional material relating to the Licensed Services.

7.                                      Term and Termination

7.1                               Term of Agreement.  This Agreement shall commence on the Effective Date and, unless terminated earlier as provided herein, shall terminate on the date of expiration of the last to expire of the patents included within the Licensed Technology, which patent contains at least one Valid Claim covering the performance of a Licensed Service.

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7.2                               LCE Termination for Convenience.  Notwithstanding any other Section of this Agreement, LCE may terminate this Agreement for any reason on thirty (30) days’ written notice to RMS.

7.3                               Termination for Change of Control, Etc.  RMS shall have the right to terminate this Agreement and the license rights granted herein immediately upon written notice to LCE upon any material change in the ownership or control of LCE or of its assets or in the event LCE breaches the provisions of Section 10 below.

7.4                               Termination for Insolvency, Etc.  This Agreement and the license rights granted hereunder to LCE shall automatically terminate upon:  (a) an adjudication of LCE as bankrupt or insolvent, or LCE’s admission in writing of its inability to pay its obligations as they mature; or (b) an assignment by LCE for the benefit of creditors; or (c) LCE’s applying for or consenting to the appointment of a receiver, trustee or similar officer for any substantial part of its business or property, or such a receiver, trustee or similar officer’s appointment without the application or consent of LCE, if such appointment shall continue in effect for a period of ninety (90) days; or (d) LCE’s instituting (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency arrangement or similar proceeding relating to LCE or its business or property under the laws of any jurisdiction; or (e) the institution of any such proceeding (by petition, application, answer, consent or otherwise) against LCE, if such proceeding shall remain in effect for a period of ninety (90) days; or (f) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against a substantial part of the property of LCE, if such judgment, writ, or similar process shall not be released, vacated or fully bonded within ninety (90) days after its issue or levy; or (g) the loss of LCE’s federal or state licenses, permits or accreditation necessary for the operation of LCE as a health care institution; provided, however, if loss of any such license, permit or accreditation is due solely to LCE’s failure to make a payment relating thereto, the LCE shall have a thirty (30) day cure period in which to make such payment and thereby restore such license, permit or accreditation.

7.5                               Termination for Breach.  Upon any breach of or default by LCE of a material term under this Agreement, RMS may terminate this Agreement upon thirty (30) days’ written notice to LCE. Said termination shall become effective at the end of the thirty-day period, unless during said period LCE fully cures such breach or default.

7.6                               Effects of Termination.  Upon termination of this Agreement as provided herein, all license rights and immunities granted to LCE hereunder shall terminate and revert to or be retained by RMS.  To the extent RMS has licensed technology or know-how of LCE pursuant to Section 5 hereto; those licenses shall remain in force according to their terms.  Other provisions of this Agreement which by their nature would reasonably be expected to survive termination shall so survive.  Termination of this Agreement shall not relieve either Party from any duty or obligation that had accrued prior to termination.  Each Party shall retain all of its rights and remedie4s in respect of any breach or default by the other party of the terms, conditions and provisions of this Agreement.

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7.7                               Duty to Report and Pay Royalties Survives.  LCE’s obligations to report to any pay royalties to RMS as to the Licensed Services performed under the Agreement prior to termination or expiration of the Agreement shall survive such termination or expiration.

8.                                      Confidentiality-Publicity

8.1                               Publicity.  Except as otherwise specifically provided in Section 2.5, LCE agrees to obtain RMS’s written approval before distributing any written information, such as a press release, to Third Parties which contains references to RMS or this Agreement.  RMS’s approval shall not be unreasonably withheld or delayed and, in any event, RMS’s decision shall be rendered within three (3) weeks of receipt of the written information.  Once approved, such materials, or abstracts of such materials, which do not materially alter the context of the material originally approved may be reprinted during the Term of the Agreement without further approval by RMS unless RMS has notified LCE in writing of its decision to withdraw permission for such use.

8.2                               Confidentiality Obligations.  Each party agrees that any financial, legal or business information or any technical information marked “Confidential” or “Proprietary” and disclosed to it (the “Receiving party”) by the other (the “Disclosing Party”) in connection with this Agreement, shall be considered the confidential and proprietary information of the Disclosing Party, and the Receiving Party shall not disclose same to any Third Party and shall hold it in confidence for a period of five (5) years and will not sue it other than in the performance of this Agreement, provided, however, that any information, know-how or data which is orally disclosed to the Receiving Party shall not be considered confidential and proprietary unless such oral disclosure is stated to be confidential or proprietary prior to disclosure and is reduced to writing and given to the Receiving Party in written form within thirty (30) days after the oral disclosure thereof.  Such confidential and proprietary information shall include, without limitation, marketing and sales information, commercialization plans and strategies, research and development work plans, and technical information such as patent applications, inventions, trade secrets, systems, methods, apparatus, designs, tangible material, organisms and products and derivatives thereof.

8.3                               Exceptions.  The above obligations of confidentiality and restrictions on use shall not be applicable to the extent:

a)                                     such information is general public knowledge or, after disclosure hereunder, becomes general or public knowledge through no fault of the Receiving Party;

b)                                     such information can be shown by the Receiving Party by its written records to have been in its possession, with no obligation of confidentiality to a Third Party, prior to receipt thereof hereunder;

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c)                                      such information is received by the Receiving Party from any Third Party for use or disclosure by the Receiving Party without any obligation of confidentiality or restriction on use, provided, however, that information received by the Receiving Party from any third Party funded by the Disclosing Party (e.g. consultants, subcontractors, etc.) shall not be released from confidentiality under this exception;

d)                                     such information was independently developed by the Receiving Party without use of the information of the Disclosing Party; or

e)                                      the disclosure of such information s required to comply with or fulfill applicable law or court process, governmental requirements, submissions to governmental bodies, or the securing of regulatory approvals.

8.4                               Confidentiality of Agreement.  Each Party shall, to the extent reasonably practicable, maintain the confidentiality of this Agreement and its provisions and shall refrain from making any public announcement or disclosure of the terms of this Agreement without the prior written consent of the other Party, except to the extent a Party concludes in good faith that such disclosure is required under applicable law or regulations, in which case the other Party shall be notified in advance.

9.                                      Compliance with Law

In exercising any and all rights and in performing its obligations hereunder, LCE shall comply fully with any and all applicable laws, regulations and ordinances and shall obtain and keep in effect all applicable licenses, permits and other governmental approvals, whether at the federal, state or local levels, necessary to perform the Licensed Services and carry on its activities hereunder and LCE hereby agrees to defend, indemnify and hold RMS and its Affiliates harmless from and against any and all liability, demands, damages, expenses (including attorneys’ and experts’ fees) and losses suffered or incurred by RMS or its Affiliates arising from, resulting from or otherwise concerning any breach by LCE of its obligations under this Section 9.  RMS may advise LCE in writing if LCE conducts any activity(ies) in connection with this Agreement that has (or is reasonably likely to have) an adverse effect on the business reputation of RMS, and LCE will have thirty (30) days after receipt of such written notice to correct any such activity(ies).

10.                               Assignment

This Agreement shall not be assigned or transferred by LCE (including by merger, operation of law or in any other manner including, without limitation, any purported assignment or transfer that might arise from a sale or transfer of LCE’s business or assets) without the express written consent of RMS.  RMS may assign all or any part of its rights and obligations under this Agreement at any time without the consent of LCE.  LCE agrees to execute such further acknowledgments or other instruments as RMS may reasonably request in connection with any such assignment.

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11.                               Negation of Warranties and Indemnity

11.1                        Nothing in this Agreement shall be construed as:

a)                                     a warranty or representation by RMS as to the validity or scope of any patent included within the Licensed Technology;

b)                                     a warranty or representation that the use of the Licensed Technology and/or the performance of Licensed Services are or will be free from infringement of patents of Third Parties;

c)                                      an obligation to bring or Prosecute actions or suits against Third Parties for infringement; or

d)                                     conferring by implication, estoppel or otherwise any license, right or immunity under any patents or patent applications of RMS other than those patents specified in Licensed Technology, regardless of whether such other patents and applications are dominant or subordinate to the patents in Licensed Technology.

11.2                        RMS MAKES NO EXPRESS OR IMPLIED WARRANTIES Of MERCHANTABITITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

11.3                        LCE shall assume full responsibility for its use of the Licensed Technology and shall defend, indemnify and hold RMS and its Affiliates harmless from and against all liability, demands, damages, expenses (including attorneys’ and experts’ fees) and losses for death, personal injury, illness, errors, property damage or any other injury or damage, including any damages or expenses arising in connection with state or federal regulatory action (collectively “Damages”), arising or resulting from or otherwise concerning the use by LCE, including its officers, directors, agents and employees, of the Licensed Technology or the performance of the Licensed Services,, except, and only to the extent that such Damages are caused solely by the negligence or willful misconduct of RMS.

12.                               General

12.1                        Entire Agreement.  This Agreement constitutes the entire agreement between The Parties as to the subject matter hereof, and all prior negotiations, representations, agreements and understandings are merged into, extinguished by and completely expressed by it.  This Agreement may be modified or amended only by a writing executed by an authorized officer of each of The Parties.

12.2                       Notice.  Any notice required or permitted to be sent hereunder shall be given by hand delivery, by registered, express or certified mail, return receipt requested, postage prepaid, or by nationally recognized private express courier or by confirmed facsimile to the other

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Party at the address listed below, or to such other addresses of which a Party may so notify the other.  Notices will be deemed given when hand delivered if by hand delivery, or when received if by any other authorized method.

If to RMS:	Roche Molecular Systems, Inc.
4300 Hacienda Drive
Pleasanton, California 94588
Attn: Licensing Department

RMS cc:	Roche Molecular Systems, Inc.
4300 Hacienda Drive
Pleasanton, California 94588
Attn: General Counsel

If to LCE:	CardioDx, Inc.
2500 Faber Place
Palo Alto, CA 94303
Attn: Chief Executive Officer

12.3                        Governing Law.  This Agreement is subject to and shall be construed and enforced in accordance with the law of the State of California, U.S.A., excluding its conflict of laws rules and except as to any issue concerning the validity, scope or enforceability of any patent within the Licensed Technology, which issue shall be determined in accordance with the applicable patent laws of the United States.

12.4                        Arbitration.  All disputes, claims or controversies arising between the Parties concerning this Agreement or the matters or transactions contemplated herein shall be settled by final and binding arbitration conducted in San Francisco, California pursuant to the Commercial Arbitration Rules of the American Arbitration Association, in accordance with the following procedural process:

a)                                     The arbitration tribunal shall consist of three arbitrators.  In the request for arbitration and the answer thereto, each Party shall nominate one arbitrator and the two arbitrators so named will then jointly appoint a third neutral arbitrator as chairman of the arbitration tribunal.  If the two arbitrators so named are unable to appoint a third neutral arbitrator, the third neutral arbitrator shall be appointed by the American Arbitration Association in accordance with the procedures contained in the Commercial Arbitration Rules.

b)                                     The decision of the arbitration tribunal shall be final and binding and judgment upon such decision may be entered in any court of competent jurisdiction for judicial acceptance of such an award and enforcement.  Each Party hereby submits itself to the jurisdiction of the courts of the place of arbitration, but only for the entry of judgment with respect to the decision of the arbitrators hereunder.

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12.5                        No Conflict with Law.  Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement or concerning the legal right of The Parties to enter into this Agreement and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of the Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements.  In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

12.6                        Superceding Agreement.  Concurrent with the execution of this Agreement, and effective as of the Effective Date herein, any existing agreement between The Parties which grants rights to PCR technology to LCE to perform human diagnostic testing services, is hereby superceded and replaced in its entirety by ‘this Agreement.

12.7                        Waiver.  Neither the waiver by either of The Parties hereto of a breach of or a default under any of the provisions of this Agreement, not the failure of either of The Parties, on one or more occasions, to enforce any of the provisions of this Agreement, or to exercise any right or privilege hereunder thereafter be cons1rued as a waiver of any Subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights, or privileges hereunder.

12.8                        Headings.  The section headings used in this Agreement are intended principally for convenience and shall not by themselves, determine the rights and obligations of the Parties to this Agreement.

IN WITNESS WHEREOF, The Parties hereto have set their hands and seals and duly executed this Agreement on the date(s) indicated below, to be effective as of the Effective Date as defined herein.

ROCHE MOLECULAR SYSTEMS, INC.		CARDIODX, INC.

By:	/s/ Ruedi Stoffel	By:	/s/ David Levison

Name:	Ruedi Stoffel	Name:	David Levison

Title:	Head of Business Development and Strategic Planning	Title:	President and CEO

Date:	Nov. 3, 2008	Date:	Oct. 28, 2008

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT I

Licensed Technology

USP 4,946,952	Process for isolating nucleic acids
USP 5,057,410	Chimeric messenger RNA detection methods
USP 5,063,162	Process for isolating nucleic acids utilizing protease digestion
USP 5,066,584	Methods for generating single stranded DNA by the polymerase chain reaction
USP 5,075,216	Methods for DNA sequencing with thermus aquaticus DNA polymerase
USP 5,091,310	Structure-independent DNA amplification by the polymerase chain reaction
USP 5,110,920	HLA typing method and DNA probes used therein
USP 5,210,015	Homogeneous assay system using nuclease activity of a nucleic acid polymerase
USP 5,219,727	Quantitation of nucleic acids using the polymerase chain reaction
USP 5,310,652	Reverse transcription with thermostable DNA polymerase — high temperature reverse transcription
USP 5,310,893	Method for HLA DP typing
USP 5,314,809	Methods for nucleic acid amplification
USP 5,322,770	Reverse transcription with thermostable DNA polymerases — high temperature reverse transcription
USP 5,389,512	Method for determining the relative amount of a viral nucleic acid segment in a sample by the polymerase chain reaction
USP 5,407,800	Reverse transcription with thermus thermophilus polymerase
USP 5,411,876	Use of grease or wax in the polymerase chain reaction
USP 5,418,149	Reduction of non-specific amplification glycosylase using dutp and DNA uracil
USP 5,451,505	Methods for tagging and tracing materials with nucleic acids
USP 5,451,512	Methods and reagents for HLA Class I A locus DNA typing
USP 5,468,613	Process for detecting specific nucleotide variations and genetic polymorphisms present in nucleic acids (kit claims excluded)
USP 5,476,774	Quantitation of nucleic acids using the polymerase chain reaction (kit claims excluded)
USP 5,487,972	Nucleic acid detection by the 5’-3’ exonuclease activity of polymerases acting on adjacently hybridized oligonucleotides
USP 5,491,063	Methods for in-solution quenching of fluorescently labeled oligonucleotide probes
USP 5,541,065	Method for HLA DP typing (kit claims excluded)
USP 5,501,963	Amplification of nucleic acids in blood samples
USP 5,508,168	Methods and reagents for the detection of herpes simplex virus, treponema pallidum and haemophilus ducreyi
USP 5,543,296	Detection of carcinoma metastases by nucleic acid amplification
USP 5,550,039	Oligonucleotide primers for HLA Class I B locus DNA typing (kit claims excluded)
USP 5,561,058	Methods for coupled high temperatures reverse transcription and polymerase chain reactions
USP 5,565,339	Compositions and methods for inhibiting dimerization of primers during storage of polymerase chain reaction reagents
USP 5,567,809	Methods and reagents for HLA DR beta DNA typing
USP 5,571,673	Methods for in-solution quenching of fluorescently labeled olignucleotide probes
USP 5,573,906	Detection of nucleic acids using a hairpin forming oligonucleotide primer and an energy transfer detection system (kit claims excluded)

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1

USP 5,604,099	Process for detecting specific nucleotide variations and genetic polymorphisms present in nucleic acids (kit claims excluded)
USP 5,614,388	PCR primers for detection of legionella species and methods for controlling visual intensity hybridization assays
USP 5,618,703	Unconventional nucleotide substitution in temperature selective rt-PCR (reverse-transcription PCR)
USP 5,620,847	Methods and reagents for detection of bacteria in cerebrospinal fluid
USP 5,635,348	Method and probes for identifying bacteria found in blood
USP 5,643,723	Detection of a genetic locus encoding resistance to rifampin in mycobacterial cultures and in clinical specimens
USP 5,643,724	Methods and reagents for glycophorin A typing
USP 5,665,548	Characterization and detection of sequences associated with autoimmune diseases
USP 5,677,152	Amplification using a reversibly inactivated thermostable enzyme (method and reaction mixture claims only)
USP 5,693,517	Reagents and methods for coupled high temperature reverse transcription and polymerase chain reactions
USP 5,766,888	Detection of carcinoma metastases by nucleic acid amplification
USP 5,773,258	Nuclease acid amplification using a reversibly inactivated thermostable enzyme (method claims only)
USP 5,804,375	Reaction mixtures for detection of target nucleic acids (kit claims excluded)
USP 5,912,117	Method for diagnosis of lyme disease
USP 5,994,056	Homogeneous methods for nucleic acid amplification and detection
USP 6,127,155	Stabilized thermostable nucleic acid polymerase compositions containing non-ionic polymeric detergents
USP 6,171,785	Methods and devices for homogeneous nucleic acid amplification and detection
USP 6,174,670	Monitoring amplification of DNA during PCR
USP 6,194,561	Characterization and detection of sequences associated with autoimmune diseases
USP 6,569,627	Monitoring hybridization during PCR using SYBR™ Green I
USP 6,664,046	Quantification of hTERT mRNA expression
USP 6,656,691	TCF-1 nucleotide sequence variation
USP 6,933,119	Methods and compositions for the detection and treatment of multiple sclerosis

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2

ATTACHMENT II

COMBINATION SERVICES

Licensed Service(s)	Percent of Net Service Revenues for Combination Services which is Attributable to Licensed Services)

[...*...]	[...*...]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT III

SUMMARY ROYALTY REPORT

for the Period                          to

Licensee: CardioDx, Inc.	Field of Use: human in vitro services
Effective Date:	Royalty Rate: [… * …]

Licensed Service (“Lic. Service”)	Number of Lic. Services Performed	Gross Invoice Price per Lic. Service	Allowed Deductions	Combination Service % (see Attach II) *	Net Service Revenue	Earned Royalty

TOTALS

Check here if there were no Licensed Services performed for this report period:

* Combination Service %s must be previously agreed upon.  To confirm that a Combination Service % has been established or to propose this status, please contact RMS Licensing at (925) 730-8553.

I hereby certify the information set forth above is correct and complete with respect to the amounts due under the applicable license agreement

By:	Title:
(authorized signature)
Name (please print):	Date:

Mail report with any royalty payment due to:

Roche Molecular Systems, Inc., P.O. Box 120216, Dallas, TX 75312-0216

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT IV

COLLECTION RATE

Fiscal Year	Collection Rate Percentage

[Only applicable as provided in Section 4.2]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT III

SUMMARY ROYALTY REPORT

for the Period                          to

Licensee: CardioDx, Inc.	Field of Use: human in vitro services
Effective Date: November 3, 2008	Royalty Rate: [… * …]
Roche Contract: RMS-19004

Licensed Service (“Lic. Service”)	Number of Lic. Services Performed	Gross Invoice Price per Lic. Service	Allowed Deductions	Combination Service % (see Attach II) *	Net Service Revenue	Earned Royalty

TOTALS

Check here if there were no Licensed Services performed for this report period:

* Combination Service %s must be previously agreed upon.  To confirm that a Combination Service % has been established or to propose this status, please contact RMS Licensing at (925) 730-8553.

I hereby certify the information set forth above is correct and complete with respect to the amounts due under the applicable license agreement

By:	Title:
(authorized signature)
Name (please print):	Date:

Mail report with any royalty payment due to:

Roche Molecular Systems, Inc., P.O. Box 120216, Dallas, TX 75312-0216

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSEE CONTACT INFORMATION

Licensee Name:                                                         CardioDx, Inc.

Contract #:                                                                                  RMS-19004

Effective Date:                                                             November 3, 2008

Financial Contact (for Royalty Reports)
Name:		Direct Phone Number: ( )
Title:		Fax Number(s): ( )
Address:		City:
State:	Zip:	email

Contact For Technical Questions
Name:		Direct Phone Number: ( )
Title:		Fax Number(s): ( )
Address:		City:
State:	Zip:	email

Notice Contact
Name:		Direct Phone Number: ( )
Title:		Fax Number(s): ( )
Address:		City:
State:	Zip:	email

Administrative Assistant to Notice Contact
Name:		Direct Phone Number: ( )
Title:
Person Completing This Form
Name:		Direct Phone Number: ( )
Title:

Please return the completed form to:

Roche Molecular Systems, Inc.

4300 Hacienda Drive

Pleasanton, CA 94566-0900

Attn:  Licensing Manager

Fax:  (926) 730-8992

donna.donohue@roche.com

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.